UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 7, 2008


                          MONTEREY GOURMET FOODS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                  001-11777                 77-0227341
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

                           __________________________

                               1528 Moffett Street
                            Salinas, California 93905
               (Address of principal executive offices) (Zip Code)

                           __________________________

       Registrant's telephone number, including area code: (831) 753-6262


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 7, 2008, Monterey Gourmet Foods, Inc. (the "Company") announced that Michael P. Schall, a member of the Company's Board of Directors since 2001, has resigned from the board in order to accept the position of Senior Vice President of Sales and Marketing for the Company.

The full text of the Company's press release is attached hereto as Exhibit 99.1.


Item 9.01.     Financial Statements and Exhibits.

     Exhibit
       No.                             Description

       99.1       January 7, 2008 Press Release by Monterey Gourmet Foods, Inc.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MONTEREY GOURMET FOODS, INC.

Date: January 9, 2008                  By: /s/ Scott S. Wheeler
                                           -------------------------------------
                                           Scott S. Wheeler
                                           Chief Financial Officer



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